EXHIBIT 24.2
                          ANHEUSER-BUSCH, INCORPORATED

                               POWER OF ATTORNEY

     Each of the undersigned directors and officers of Anheuser-Busch, Incorporated, a Missouri corporation (the "Company"), hereby appoints August A. Busch III, W. Randolph Baker, JoBeth G. Brown and William J. Kimmins, and each of them acting singly, the true and lawful agents and attorneys of the undersigned, with full power of substitution, to do all things and to execute all instruments which any of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the proposed registration under said Act pursuant to a Registration Statement on Form S-3 of an additional $700,000,000 principal amount of the debt securities of Anheuser-Busch Companies, Inc.; this authorization to include the authority to sign the name of each of the undersigned in the capacities indicated below to the said proposed Registration Statement to be filed with the Securities and Exchange Commission in respect of said securities, and to any amendments to said prior or proposed Registration Statement.

     IN WITNESS WHEREOF, each of the undersigned has executed a copy of this Power of Attorney as of July 24, 1996.

     /s/ August A. Busch III                 /s/ Gerald C. Thayer
     -----------------------                 ---------------------
     August A. Busch III                     Gerald C. Thayer
     Chairman of the Board                   Vice President -
     and Chief Executive Officer             Finance and Information Systems
     (Principal Executive Officer)           (Principal Financial Officer)

     /s/ John F. Kelly                       /s/ W. Randolph Baker
     -----------------------                 -----------------------
     John F. Kelly                           W. Randolph Baker
     Controller                              Director
     (Principal Accounting Officer)

     /s/ Michael J. Brooks
     -----------------------                 ------------------------
     Michael J. Brooks                       August A. Busch IV
     Director                                Director

     /s/ Marie C. Carroll
     -----------------------                 ------------------------
     Marie C. Carroll                        Joseph L. Goltzman
     Director                                Director

     /s/ James F. Hoffmeister                /s/ John E. Jacob
     -----------------------                 ------------------------
     James F. Hoffmeister                    John E. Jacob
     Director                                Director

     /s/ Donald W. Kloth                     /s/ Stephen K. Lambright
     -----------------------                 ------------------------
     Donald W. Kloth                         Stephen K. Lambright


     Director                                Director

     /s/ Aloys H. Litteken                   /s/ Ellis W. McCracken, Jr.
     -----------------------                 ---------------------
     Aloys H. Litteken                       Ellis W. McCracken, Jr.
     Director                                Director

     /s/ Douglas H. Muhleman                 /s/ Anthony T. Ponturo
     ------------------------                ----------------------
     Douglas H. Muhleman                     Anthony T. Ponturo
     Director                                Director


     ------------------------                ----------------------
     William L. Rammes                       Jesus Rangel
     Director                                Director


     /s/ Joseph P. Sellinger
     ------------------------                ----------------------
     Joseph P. Sellinger                     Wayman F. Smith III
     Director                                Director

                         /s/ Patrick T. Stokes
                         --------------------------
                         Patrick T. Stokes
                         Director